EXETER FUND, INC.
                                  (THE "FUND")

                     SUPPLEMENT DATED APRIL 11, 2005, TO THE
     STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") DATED SEPTEMBER 3, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.
    ________________________________________________________________________

The  SAI  is  hereby  amended  as  follows.

The third paragraph in the Investment Goals section on page 2 is hereby deleted and replaced with the following:

The investment policy of the Financial Services Series is to invest, under normal circumstances, at least 80% of its assets in securities of companies in the financial services and related industries. The investment policy of the Core Bond Series is to invest, under normal circumstances, at least 80% of its assets in investment grade corporate and pass-through securities and those securities that are designed to track the performance of such securities, including derivatives. The investment policy of the Core Plus Bond Series is to invest, under normal circumstances, at least 80% of its assets in corporate and pass-through securities and those securities that are designed to track the performance of such securities, including derivatives. Each Series will notify its shareholders at least sixty (60) days prior to any change in its respective policy.

The Investment Restrictions section on page 27 is hereby deleted and replaced with the following:

Each Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Series' outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The  Series  may  not:

1. Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) obligations of state or municipal governments and their political subdivisions. The foregoing policy applies to the Financial Services Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the financial services industry.

2. Borrow, except that each Series may (a) borrow from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) to the extent consistent with the series' investment objective and policies, enter into reverse repurchase agreements, forward roll transactions and similar investment techniques and strategies. To the extent it engages in transactions described in (a) and (b), the Series will be limited so that no more than 33 1/3% of its total assets (including the amount borrowed), less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

4. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series' investment objective and policies.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

The foregoing percentages (except the limitation on borrowing) will apply at the time of the purchase of a security.

The following non-fundamental policies apply to each Series. These non-fundamental policies may be changed by the Board of Directors without shareholder approval.

The  Series  may  not:

1. Purchase illiquid securities, i.e., securities that cannot be disposed at approximately the amount at which the series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2. Purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

In  addition:

Under the Investment Company Act of 1940 and the rules and regulations thereunder, a Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the series. A Series' purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Except or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.



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